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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported): April 29, 2005 (September 29,
2004)

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                         Triple-S Management Corporation
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             (Exact name of registrant as specified in this charter)



         Puerto Rico                     000-49762                 66-0555678
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(State or other jurisdiction of     (Commission File No.)    (IRS Employer
incorporation)                                               Identification No.)

1441 F.D. Roosevelt Avenue, San Juan, Puerto Rico           00920
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(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (787) 749-4949
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

(b) Refusal of Director to Stand for Re-election.

       Dr. Manuel A. Marcial-Seoane, an ex-member of the Board of Directors of Triple-S Management Corporation ("TSM"), notified TSM on September 29, 2004 his intention not to stand for re-election as a member of TSM's Board of Directors upon the expiration of his term, as was disclosed on Page 19 of the Proxy Statement on Schedule 14A filed by TSM with the S.E.C on March 24, 2005. Dr. Marcial-Seoane's term expired on April 24, 2004 and he served as director of TSM until that date. On that same date, the Annual Meeting of Shareholders of TSM was held and Dr. Jose Hawayek-Alemany was elected to serve in the Board of Directors of TSM in the post left vacant by Dr. Marcial-Seoane.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                    TRIPLE-S MANAGEMENT CORPORATION



                                    By:  /s/ Ramon Ruiz-Comas
                                        ------------------------------
                                         Ramon Ruiz Comas
                                         President & CEO


Date: April 29, 2005




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